UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2011

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1111 Louisiana
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
     At the annual meeting of the shareholders of CenterPoint Energy, Inc. (“CenterPoint Energy”) held on April 21, 2011, the matters voted upon and the number of votes cast for or against (or, with respect to the advisory vote on the frequency of future shareholder advisory votes on executive compensation, the number of votes cast for one year, two years or three years), as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in detail in CenterPoint Energy’s definitive proxy statement for the annual meeting, which was filed with the SEC on March 11, 2011.
Election of Directors (Item 1)
     The following nominees for directors were elected to serve one-year terms expiring at the 2012 annual meeting of shareholders:

				Broker
Nominee	For	Against	Abstentions	Non-Votes
Donald R. Campbell	299,415,635	7,068,768	891,762	59,188,962
Milton Carroll	296,799,836	9,541,693	1,034,636	59,188,962
O. Holcombe Crosswell	296,542,043	9,972,363	861,759	59,188,962
Michael P. Johnson	298,777,893	7,656,320	941,952	59,188,962
Janiece M. Longoria	299,751,847	6,762,312	862,006	59,188,962
David M. McClanahan	300,578,597	5,980,710	816,858	59,188,962
Susan O. Rheney	300,221,804	6,246,680	907,681	59,188,962
R. A. Walker	286,831,065	19,692,425	852,675	59,188,962
Peter S. Wareing	300,398,242	6,025,401	952,522	59,188,962
Sherman M. Wolff	299,431,722	7,045,178	899,265	59,188,962
Ratification of Appointment of Independent Auditors (Item 2)
     The appointment of Deloitte & Touche LLP as independent registered public accountants for CenterPoint Energy for 2011 was ratified:

			Broker
For	Against	Abstentions	Non-Votes
359,896,019	5,466,748	1,202,360	0

Advisory Vote on Executive Compensation (Item 3)
     The advisory resolution on executive compensation was approved:

			Broker
For	Against	Abstentions	Non-Votes
292,827,446	12,963,320	1,585,399	59,188,962
Advisory Vote on the Frequency of Future Shareholder Advisory Votes on Executive Compensation (Item 4)
     In the advisory vote on the frequency of future shareholder advisory votes on CenterPoint Energy’s executive compensation, votes were cast in favor of holding future advisory votes every year, every two years or every three years as follows:

				Broker
One Year	Two Years	Three Years	Abstentions	Non-Votes
267,267,972	11,326,647	27,528,954	1,252,952	59,188,962
     In accordance with the results of this advisory vote, CenterPoint Energy intends to hold future advisory votes on the compensation of its named executive officers, or “say-on-pay” votes, annually until it next holds an advisory vote on the frequency of say-on-pay votes as required under SEC rules.
Approval of Material Terms of Performance Goals Under Short Term Incentive Plan (Item 5)
     The material terms of the performance goals under CenterPoint Energy’s short term incentive plan were approved:

			Broker
For	Against	Abstentions	Non-Votes
295,335,423	10,522,848	1,517,894	59,188,962
Approval of Amendment to the Centerpoint Energy, Inc. Stock Plan For Outside Directors (Item 6)
     The amendment to the CenterPoint Energy, Inc. Stock Plan for Outside Directors to increase the number of shares authorized under the plan was approved:

			Broker
For	Against	Abstentions	Non-Votes
294,213,941	11,220,111	1,942,113	59,188,962

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.
Date: April 26, 2011	By:	/s/ Walter L. Fitzgerald
Walter L. Fitzgerald
Senior Vice President and Chief Accounting Officer